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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 9, 1999


                         Tanner's Restaurant Group, Inc.
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               (Exact name of Registrant as specified in charter)



              Texas                     33-95796                76-0406417
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  (State or other Jurisdiction       (Commission File        (I.R.S. Employer
        of Incorporation)               Number)           Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia                 30093
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(Address of principal executive offices)                          (Zip Code)

                                 (770) 248-2298
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              (Registrant's Telephone Number, including Area Code)


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


Item 5. Other Events.

     On September 9, 1999, Tanner's Restaurant Group, Inc. received the final $1,500,000 installment of a $6,000,000 financing commitment from certain outside investors. We issued 1,500 shares of our Series D preferred stock and 150,000 warrants to purchase shares of our common stock to these investors in connection with the final installment. We have described the $6,000,000 financing commitment and the terms of the Series D preferred stock in our SEC filings, including our registration statement on Form SB-2, as amended, which the SEC declared effective on September 9, 1999. For further information regarding the receipt of this final $1,500,000 installment, see the press release filed as an exhibit with this Report on Form 8-K, which is incorporated into this Report by this reference.


Item 7. Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired

        Not applicable.

(b)     Pro Forma Financial Statements

        Not applicable.

(c)     Exhibits

        Exhibit No.       Description
        -----------       -----------

           99.1           Press release dated September 20, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TANNER'S RESTAURANT GROUP, INC.


Dated:   September 23, 1999           By:  /s/ Timothy R. Robinson
                                           -----------------------
                                           Timothy R. Robinson
                                           Chief Financial Officer and Secretary